                                                                    EXHIBIT 10.1


              AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of May 4, 2004, is entered into by and among MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent"; and together with each of the Lenders, individually and collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, each Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 7, 2003 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

                  WHEREAS, each Borrower has requested that the Lender Group agree to amend the Loan Agreement in accordance with the provisions of this Amendment; and

                  WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lender Group is willing to so amend the Loan Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.      AMENDMENTS TO LOAN AGREEMENT.

        (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

            "First Amendment" means that certain Amendment Number One to Loan and Security Agreement dated as of May 4, 2004, by and among the Borrowers and the Lender Group.

            "First Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 3 of the First Amendment shall be satisfied (or waived by Agent in its sole discretion).

        (b) Effective as of December 31, 2003, Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definition in its entirety as follows:

            "EBITDA" means, with respect to any fiscal period, (a) Parent's and its Restricted Subsidiaries consolidated net earnings (or loss), minus (b) extraordinary gains, plus (c) non-cash extraordinary losses, plus (d) interest expense, income taxes, and depreciation and amortization for such period, plus,
(e) to the extent such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period, without duplication, losses from the retirement of Indebtedness incurred during Borrowers' fourth fiscal quarter of their 2003 fiscal year, plus (f) to the extent such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period (to the extent that it includes Borrowers' second fiscal quarter of its 2003 fiscal year), without duplication, retroactive gaming tax payments that were made by such Person during Borrowers' second fiscal quarter of its 2003 fiscal year, in an aggregate amount not in excess of $2,072,000, plus (g) to the extent such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period (to the extent that it includes Borrowers' first fiscal quarter of their 2004 fiscal year), without duplication, liabilities accrued during Borrowers' first fiscal quarter of their 2004 fiscal year with respect to Indiana property taxes relating solely to their 2002 and 2003 fiscal years, in an aggregate amount not in excess of $2,500,000, in each case as determined in accordance with GAAP.

        (c) Section 2.1(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "(i) the Maximum Revolver Amount less the Letter of Credit Usage less the then extant Bank Product Reserve, or"

        (d) Section 7.2 of the Loan Agreement is hereby amended by deleting the words "clause (i)" appearing therein and replacing them with the words "clause
(h)".

        (e) Section 7.4(b)(iv) of the Loan Agreement is hereby amended by deleting the words "(or within 30 days in the case of an Asset Sale or series of related Asset Sales with Net Proceeds of $15,000,000 or more)," appearing therein and replacing them with the words "(or in the case of an Asset Sale or series of related Asset Sales with Net Proceeds of $15,000,000 or more, within 30 days after the first date when any such Net Proceeds are received by any Borrower or any Restricted Subsidiary of any Borrower),".

        (f) Section 7.7 of the Loan Agreement is hereby amended by (i) deleting the words "clause (i)" appearing in clause (a) of Section 7.7 of the Loan Agreement and replacing them with the words "clause (h)", and (ii) deleting the words "clause
(i)" appearing in clause (b) of Section 7.7 of the Loan Agreement and replacing them with the words "clause (h)".

        (g) Section 7.18(b) of the Loan Agreement is amended and restated in its entirety as follows:


            "(b) Make:

                           (i) CAPITAL EXPENDITURES.  Capital Expenditures in
any fiscal year in excess of the amount set forth in the following table for the applicable period:


Fiscal Year 2004   Fiscal Year 2005    Fiscal Year 2006     9 months ending on
                                                             the Maturity Date

  $18,000,000         $12,000,000         $12,000,000         $ 9,000,000


            The foregoing to the contrary notwithstanding, in the event the Borrowers and their Restricted Subsidiaries do not expend the full amount of the Capital Expenditures permitted hereunder for any period, the Borrowers and their Restricted Subsidiaries may expend 25% of the unutilized portion thereof in the immediately succeeding period."

        (h) Section 11.2(a) of the Loan Agreement is hereby amended by deleting the words "Agent shall not in any way" appearing therein and replacing them with the words "neither Agent nor any Lender shall in any way".

        (i) Section 14.1(b) of the Loan Agreement is hereby amended by inserting the phrase "or deprive any assigning Lender of any rights under Section 11.3 hereof" at the end thereof immediately before the period at the end of such section.

        (j) Section 16.1 of the Loan Agreement is hereby amended by deleting the words "Section 16.11(d)" appearing in the third sentence thereof and replacing them with the words "Section 16.11(e)".

        (k) Section 16.18 of the Loan Agreement is hereby amended by deleting the word "or" appearing in the fourth sentence thereof and replacing it with the word "of".

        (l) Section 17.10 of the Loan Agreement is hereby amended by deleting the words "Section 17.9" appearing in the last sentence thereof and replacing it with the words "Section 17.10".

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

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        (a) The representations and warranties in this Amendment, the Loan
Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

        (b) Agent shall have received the reaffirmation and consent of each Guarantor and Limited Recourse Guarantor attached hereto as Exhibit A (the "Consent"), duly executed and delivered by an authorized official of each Guarantor and of Limited Recourse Guarantor;

        (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

        (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group.

4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lender Group as follows:

        (a) The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

        (b) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within each Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

        (c) this Amendment and the Loan Agreement, as amended by this Amendment, constitute each Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms,

        (d) this Amendment has been duly executed and delivered by each Borrower,

        (e) the execution, delivery, and performance of the Consent is within each Guarantor's and Limited Recourse Guarantor's corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

        (f) the Consent constitutes each Guarantor's and Limited Recourse Guarantor's legal, valid, and binding obligations, enforceable against each such Person in accordance with its terms,

        (g) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment,

        (h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group, and

        (i) the Consent has been duly executed and delivered by each Guarantor and Limited Recourse Guarantor.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, shall not operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this

Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.      MISCELLANEOUS.

        (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

        (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                THE MAJESTIC STAR CASINO, LLC
                                an Indiana limited liability company


                                By:
                                   ---------------------------------------------
                                Title:
                                       -----------------------------------------



                                BARDEN MISSISSIPPI GAMING, LLC
                                a Mississippi limited liability company


                                By:
                                   ---------------------------------------------
                                Title:
                                       -----------------------------------------



                                BARDEN COLORADO GAMING, LLC
                                a Colorado limited liability company


                                 By:
                                     -------------------------------------------
                                 Title:
                                        ----------------------------------------

                              WELLS FARGO FOOTHILL, INC.,
                              a California corporation, as Agent and as a Lender


                              By:
                                  -------------------------------------------
                              Title:
                                     ----------------------------------------



                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as a Lender


                              By:
                                  -------------------------------------------
                              Title:
                                     ----------------------------------------



                              ALLIED IRISH BANKS PLC.,
                              as a Lender


                              By:
                                  -------------------------------------------
                              Title:
                                     ----------------------------------------



                              CANPARTNERS INVESTMENTS IV, LLC,
                              as a Lender


                              By:
                                  -------------------------------------------
                              Title:
                                     ----------------------------------------

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

        All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the lenders that is from time to time a party thereto (together with their respective successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent"; and together with each of the Lenders, individually and collectively the "Lender Group"), dated as of October 7, 2003 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number One to Loan and Security Agreement, dated as of May 4, 2004 (the "Amendment"), among the Borrowers and the Lender Group. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.


                            [signature page follows]

        IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                THE MAJESTIC STAR CASINO CAPITAL
                                CORP., an Indiana corporation


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------



                                MAJESTIC INVESTOR, LLC,
                                a Delaware limited liability company


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------



                                MAJESTIC INVESTOR HOLDINGS, LLC,
                                a Delaware limited liability company


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------



                                MAJESTIC INVESTOR CAPITAL CORP.,
                                a Delaware corporation


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------